Exhibit 10.3

Prepared by and after recording

return to:

Bryan Cave LLP

2200 Ross Avenue, Suite 3300

Dallas, TX 75201

Attn:  John T. Duncan III

Property:                                              Frisco Square Theater Loan

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (this “Agreement”) is executed on December 21, 2012 (the “Execution Date”) but effective for all purposes as of December 27, 2012 (the “Effective Date”), by and among BHFS THEATER, LLC, a Delaware limited liability company (“Theater Borrower”), BHFS I, LLC, BHFS II, LLC, BHFS III, LLC, BHFS IV, LLC, each a Delaware limited liability company (collectively, the “Frisco Borrowers”), BEHRINGER HARVARD FRISCO SQUARE LP, a Delaware limited partnership (“Frisco Square LP”; together with Theater Borrower and Frisco Borrowers, each a “Borrower” and, collectively, “Borrowers”), each having an address c/o Behringer Harvard Funds, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, and BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”) and on behalf of itself as a Lender under that certain Construction Loan Agreement, dated as of December 10, 2010 (“Lender”), having an address c/o Bank of America, 135 S. LaSalle St., Suite 900, Chicago, Illinois 60603, Attn: Michael Olson.

R E C I T A L S:

A.                            Lender made a loan (the “Original Loan”) to Theater Borrower in the original maximum principal amount of $5,047,057.00, which is governed by that certain Construction Loan Agreement, dated as of December 10, 2010 (the “Original Loan Agreement”), by and among Theater Borrower, Administrative Agent and Lender.

B.                            To evidence the Loan, Theater Borrower executed and delivered to Administrative Agent that certain Amended and Restated Promissory Note, dated as of December 10, 2010 (the “Original Note”), payable to the order of Lender in the original principal amount of $5,047,057.00, bearing interest and being payable as therein provided.

C.                            Payment of the Original Note is secured by, among other instruments, that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement, dated as of December 10, 2010 (the “Original Deed of Trust”), executed by Theater Borrower to PRLAP Inc., a North Carolina corporation, for the benefit of Administrative Agent, encumbering certain real and personal property as more fully described therein and also legally described on Exhibit A attached hereto (the “Property”), recorded as Instrument Number 20101214001369960 in the Official Public Records of Collin County, Texas.

D.                            In connection with the Loan, Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (“BH Guarantor”), and Fairways Frisco, LP, a Texas limited partnership (“Fairways Guarantor”) executed that certain Guaranty Agreement, dated as of December 10, 2010 (the “Original Guaranty”), for the benefit of Lender.

E.                             The Original Note, the Original Loan Agreement, the Original Deed of Trust, the Original Guaranty, and all other instruments and documents executed prior to the date hereof in connection with the Original Loan may be referred to, collectively, as the “Original Loan Documents”.

F.                              Administrative Agent and Lender are sometimes referred to herein, collectively, as the “Lender Parties”.  The Borrowers and Lender Parties are sometimes referred to herein, collectively, as the “Loan Parties”.  Unless otherwise defined herein, initially capitalized terms have the definitions ascribed to them in the Original Deed of Trust.

G.                            As a result of certain Defaults, Administrative Agent accelerated the Original Loan on February 14, 2012 and Theater Borrower failed to repay the Original Loan in full and, as a result, the Original Loan remains fully due and payable, subject to the terms and conditions of this Agreement.

H.                           Borrowers filed for Chapter 11 bankruptcy in the United States Bankruptcy Court for the Eastern District of Texas, Sherman Division (the “Bankruptcy Court”) in proceedings under Chapter 11, Case No. 12-41581, Jointly Administered (collectively, the “Bankruptcy Proceedings”).

I.                                In connection with the Bankruptcy Proceedings, the Borrowers were substantively consolidated.

J.                                In connection with the Bankruptcy Proceedings, Borrowers have obtained confirmation of Debtors’ Modified Amended Joint Consolidated Plan of Reorganization, dated December 13, 2012 (the “Bankruptcy Plan”).

K.                           The Loan Parties are entering into this Agreement to reinstate the Original Loan and modify the Original Loan Documents in accordance with the terms and conditions of the Bankruptcy Plan, as more specifically provided in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties hereby agree as follows:

AGREEMENTS:

1.                              Defined Terms.  (a)                                        The following terms are added to each of the Original Loan Documents, as applicable:

(i)                                     “Assumed Debt Service” means, with respect to any particular period of time, interest and principal payments due under the Note for such period at an interest rate of five percent (5.00%) and monthly principal payments which would be sufficient to repay the Principal Debt of the Loan in full over a period of 30 years.

(ii)                                  “Bankruptcy Court” has the meaning given such term in the Loan Modification Agreement.

(iii)                               “Bankruptcy Plan” has the meaning given such term in the Loan Modification Agreement.

(iv)                              “Bankruptcy Proceedings” has the meaning given such term in the Loan Modification Agreement.

(v)                                 “Capital Expenditures” means, for any period, the amount expended for replacements and alterations to the Property which are required to be capitalized under GAAP (including expenditures for building improvements or major repairs).

(vi)                              “Debt Service Coverage Ratio” means, for any period, the ratio of Net Cash Flow over Assumed Debt Service.  In determining Debt Service Coverage Ratio, the Net Cash Flow for the immediately preceding 12 months will be used.

(vii)                           “Effective Date” means December 27, 2012.

(viii)                        “Frisco Square LP” has the meaning given such term in the Loan Modification Agreement.

(ix)                              “Governmental Authority” means any court, board, agency, commission, office, central bank or other authority of any nature whatsoever for any governmental unit (federal, State, county, district, municipal, city, country or otherwise) or quasi-governmental unit whether now or hereafter in existence.

(x)                                 “Gross Income from Operations” means all income, computed in accordance with GAAP derived from the ownership and operation of the Property from whatever source, including, but not limited to, rents, utility charges, escalations, service fees or charges, license fees, parking fees, rent concessions or credits, and other required pass-throughs, but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any Governmental Authority, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, insurance proceeds (other than business interruption or other loss of income insurance), interest on credit accounts, security deposits, utility and other similar deposits.

(xi)                              “Loan Modification Agreement” means the Loan Modification Agreement, dated as of the Effective Date, by and among Borrowers, Administrative Agent and Lender.

(xii)                           “Net Cash Flow” means, for any period, the amount obtained by subtracting Operating Expenses and Capital Expenditures for such period from Gross Income from Operations for such period.

(xiii)                        “Operating Expenses” means the total of all expenditures, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Property that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance premiums, license fees, Property taxes and assessments, advertising and marketing expenses, franchise fees, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Administrative Agent, and other similar costs, but excluding depreciation, Assumed Debt Service, and Capital Expenditures.

(xiv)                       “Schedule of Principal Payments” means that certain amortization schedule set forth on Exhibit B to the Loan Modification Agreement.

(xv)                          “Supplemental Theater Claim” has the meaning given to such term in the Bankruptcy Plan.

(b)                                 As of the Effective Date, the following terms in the Original Loan Documents, as applicable, are amended and restated in their entirety to read as follows:

(i)                                     “Borrower” or “Borrowers” means, individually or collectively, as applicable, BHFS THEATER, LLC, a Delaware limited liability company, the Frisco Borrowers, and Frisco Square LP.

(ii)                                  “Deed of Trust” or “Mortgage” means the Original Deed of Trust, as defined in and as amended by the Loan Modification Agreement.

(iii)                               “Frisco Loan” means that certain loan in the original principal balance of $57,779,019.00 from Bank of America, N.A., as administrative agent, and the other lenders from time to time a party to such loan, to Frisco Borrowers, which is also subject to the Bankruptcy Plan.

(iv)                              “Frisco Loan Agreement” means that certain Amended and Restated Loan Agreement, dated as of the Effective Date, governing the Frisco Loan.

(v)                                 “Guaranty” means, collectively (a) that certain Guaranty Agreement, dated as of December 10, 2010, executed by Guarantor, and (b) the New Guaranty.

(vi)                              “Loan” means the loan by Lender to Borrower in the amount of $4,981,578.39, which represents the Original Loan, as amended pursuant to the Bankruptcy Plan (including the Supplemental Theater Claim), as may be adjusted in the future once the amount of the Supplemental Theater Claim has been finalized pursuant to the Bankruptcy Plan.

(vii)                           “Loan Agreement” means the Original Loan Agreement, as amended by the Loan Modification Agreement.

(viii)                        “Loan Documents” means the Original Loan Documents, as amended and supplemented by the Loan Modification Agreement, the New Guaranty, the Note and all other instruments and agreements executed on or about the Effective Date evidencing or securing the Loan.

(ix)                              “Maturity Date” means February 1, 2018, as it may be earlier terminated or extended in accordance with the terms hereof.

(x)                                 “New Guaranty” means that certain Guaranty Agreement, dated as of the Effective Date, executed by BH Guarantor, in favor of Administrative Agent for the ratable benefit of Bank of America, N.A. and Regions Bank, an Alabama banking corporation, regarding the obligations of Borrowers under the Loan and the obligations of the Borrowers under the Frisco Loan.

(xi)                              “Note” means the Original Note, as amended by the Loan Modification Agreement.

(xii)                           “Original Note” means the Original Note, as defined in the Loan Modification Agreement.

2.                              Waiver of Certain Events of Default; Waiver of Past Due Interest; Reinstatement.  The Loan Parties hereby expressly acknowledge and agree that, as of the Effective Date and subject to the terms and conditions set forth in this Agreement, (a) all Defaults which may have occurred and were continuing under the Original Loan Documents prior to the Effective Date resulting solely from (i) the Bankruptcy Proceedings or (ii) the Default which resulted because of the occurrence of a default under the Frisco Loan, pursuant to which Administrative Agent accelerated the Original Loan on February 14, 2012 (collectively, the “Bankruptcy Defaults”) are hereby fully and irrevocably waived; (b) the acceleration of the Original Loan as a result of the occurrence of the Bankruptcy Defaults is hereby fully and irrevocably revoked, cancelled, annulled, vacated, rescinded and declared to be void and without any effect, (c) the Original Loan and each of the Original Loan Documents shall be reinstated in the form of the Loan and the Loan Documents, respectively, as if no Default under the Loan Documents had occurred and as if the Original Loan had not been accelerated, and (d) no interest at the Past Due Rate has accrued or shall be payable by Borrowers in connection with the Original Loan Documents or the Loan Documents as a result of any of the Bankruptcy Defaults.

3.                              Modifications to Original Note; Fully Funded Loan; Supplemental Theater Claim.

(a)                                 The Note represents the same debt represented by the Original Note, as modified by this Agreement, and does not and will not constitute a novation.  The Original Note is hereby extended, reinstated, renewed, amended and supplemented by this Agreement.  Any reference to the “Note” in the Loan Documents or this Agreement will be and mean a reference to the Note.  Each of the Borrowers acknowledges and agrees that the Loan is fully funded and Lender is under no obligation to make any future advance of Loan proceeds.  As of the Effective Date, the unpaid principal balance of the Loan is $4,981,578.39.  Each of the Borrowers is jointly and severally liable for all obligations of Borrower under the Loan and Loan Documents.

(b)                                 Pursuant to the Bankruptcy Plan, the actual amount of the Supplemental Theater Claim will not be known until after the Execution Date; however, the Loan includes $350,000.00 as an estimate of the Supplemental Theater Claim.  Once the Supplemental Theater Claim is finalized (the “Supplemental Theater Claim Date”), the amount of the Loan will be adjusted accordingly, and the Loan will be re-amortized by Administrative Agent using the then-current principal balance of the Loan and a five percent (5.00%) interest rate over the number of months then remaining on the Schedule of Principal Payments, and, accordingly, the Schedule of Principal Payments will be adjusted to conform with the finalized Supplemental Theater Claim.  Borrowers agree to promptly execute any further documents reasonably requested by Administrative Agent necessary or desirable, as determined by Administrative agent, to evidence, secure, confirm or ratify the Loan or amount of the Loan, as modified by the final Supplemental Theater Claim, or to modify any of the other Loan Documents, or to adjust the Schedule of Principal Payments, each to account for and accommodate the final Supplemental Theater Claim.

4.                              Specific Amendments to Loan Agreement.  Each of the following amendments will be effective as of the Effective Date:

(a)                                 Interest Rate.

(i)                                     Section 1.7(a) of the Loan Agreement is amended and restated in its entirety as follows:

(a)                                 30 Day LIBOR Rate.  The unpaid balance of the Note from day to day outstanding which is not past due, shall bear interest at the fluctuating rate of interest per annum (the “Floating Rate”) equal to the lesser of (i) the maximum non-usurious rate of interest allowed by applicable law or (ii) the BBA LIBOR Daily Floating Rate plus 300 basis points per annum.  Interest shall be computed for the actual number of days which have elapsed, on the basis of a 360-day year comprised of twelve (12) months of thirty (30) days each.

(ii)                                  Alternative Rate.  Section 1.7(b) is hereby deleted.

(b)                                 Past Due Rate.  The reference to “or the Alternative Floating Rate, as applicable, plus six hundred fifty (650) basis points” in the definition of Past Due Rate, as defined in Section 1.7(c) of the Loan Agreement, is deleted and replaced with “plus two hundred (200) basis points”.

(c)                                  Payments and Maturity Date; Extension Options.

(i)                                     Interest.  Section 1.12(a) of the Loan Agreement is amended and restated in its entirety as follows:

(a)                                 Interest and Monthly Principal Payments.  Accrued unpaid interest on the Loan shall be due and payable on the first (1st) day of the month of each calendar month until all principal and accrued interest owing on the Loan shall have been fully paid and satisfied.  All payments of interest due on the first (1st) day of each calendar month shall include all unpaid interest on the Loan accrued through and including the last day of the immediately preceding calendar month.  In addition to interest payments, following the Effective Date, principal on the Note shall be due and payable as set forth on the Schedule of Principal Payments.  Notwithstanding the foregoing, the first monthly payment of principal and interest due hereunder after the Effective Date shall be due on the first (1st) Business Day of the next calendar month following the expiration of thirty (30) days after the Effective Date and such first payment shall be adjusted to include all interest accruing since the Effective Date and principal amortization related to such period as determined by Administrative Agent in its reasonable discretion.

(ii)                                  Cash Flow Sweep.  Section 1.12(b) of the Loan Agreement is deleted.

(iii)                               Extension Option.  Section 1.12(d) of the Loan Agreement is amended and restated in its entirety as follows:

(d)                                 Extension Options.  Borrowers shall have the option to extend the Maturity Date for a period of twenty-four (24) months (the “Extension Period”), at which time the term “Maturity Date” shall mean the Maturity Date, as extended pursuant to this Section 1.12.  The exercise of the extension option shall be effective only if all of the following conditions have been satisfied on or before the then-current Maturity Date:

(i)                                     There shall then exist no Default or Potential Default, either at the time Borrowers give the Extension Notice (hereafter defined) or at the commencement of the Extension Period.

(ii)                                  Borrowers maintain a Debt Service Coverage Ratio of 1.00:1.00 tested as of the commencement of the Extension Period using the Assumed Debt Service at the time of the commencement of the Extension Period.

(iii)                               Borrowers shall cause to be delivered to Administrative Agent at Borrower’s expense an endorsement to the applicable Title Insurance for the Deed of Trust reflecting that the coverage afforded by such Title Insurance has not been adversely affected as a result of the modification and extension of the Loan and the documents referred to in paragraph (vi) below.

(iv)                              Borrowers and Guarantor shall have executed and delivered to Administrative Agent a modification and extension agreement, providing for, among other things (1) the extension of the Maturity Date, (2) the reaffirmation by Borrowers and Guarantor of their respective obligations under the Loan Documents, and (3) the waiver and release by Borrowers and Guarantor of any defenses, claims, counterclaims, and rights of offset, if any, which Borrowers or Guarantor may then have in respect of Administrative Agent and the indebtedness and Obligations, together with such other agreements, documents or amendments, to the Loan Documents as are reasonably requested by Administrative Agent in its good faith business judgment.  During any Extension Period, unless noted above, all terms and conditions of the Loan Documents (including but not limited to interest rates and payments) pertaining to the Loan shall continue to apply.

(v)                                 The request for extension (the “Extension Notice”) must be made to Administrative Agent in writing not more than one hundred eighty (180) days and not less than one hundred twenty (120) days prior to the Maturity Date.

(e)                                  Advances and Payments.  Section 1.13(a) of the Loan Agreement is deleted.

(f)                                   Payment Defaults.  Section 4.1(a) of the Loan Agreement is amended and restated in its entirety as follows:

(a)                                 Failure to Pay Indebtedness. Any principal and/or interest on the Loan is not paid on the Maturity Date, or in the case of any of payment of principal and/or interest or any other payment on the Loan is not paid when due on a date other than the Maturity Date, such payment is not made within ten (10) Business Days after Administrative Agent has given written notice of such default, such notice to be transmitted by overnight mail or other nationally recognized overnight courier.

5.                              Notices.  The address for notices to Administrative Agent and Lender under each of the Loan Documents, as applicable, is amended to be the following:

Bank of America, N.A.

135 S. LaSalle St., Suite 900

Chicago, Illinois 60603

Attn: Michael Olson

6.                              Amendments to Other Original Loan Documents.  All Original Loan Documents are hereby amended to the extent necessary to make the recitations and contents thereof consistent with the terms of this Agreement.

7.                              Lack of Defenses.  Each Borrower acknowledges and agrees that, as of the Effective Date, it has no defenses, counterclaims, offsets, cross-complaints or demands of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their liability to repay any indebtedness to any of the Lender Parties or seek affirmative relief for damages of any kind or nature from any of the Lender Parties, which claims arise out of or are related to the Loan Documents or any Borrower’s relationship with any of the Lender Parties.  To the extent that any Borrower alleges that it holds any such claims, each Borrower acknowledges and agrees that it fully, forever and irrevocably releases any such claims pursuant to Section 11 of this Agreement and pursuant to the Bankruptcy Plan.

8.                              Survival of Representations and Warranties.  All representations and warranties of each Borrower contained in this Agreement will survive the execution of this Agreement and are material and have been or will be relied upon by the Lender Parties, notwithstanding any investigation made by any person, entity or organization on behalf of any of the Lender Parties.

9.                              Provisions Related to Original Guaranty.  With respect to Fairways Guarantor only, notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, neither the execution of this Agreement nor the performance of the parties under the Loan Documents will waive, limit or impair any right or remedy of the Lender Parties under the Original Guaranty as against Fairways Guarantor or give rise to any defense or right of offset of Fairways Guarantor with respect to the Original Guaranty.  With respect to BH Guarantor only, notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the obligations of BH Guarantor are expressly limited to those set forth in the New Guaranty and the Original Guaranty shall not apply in any manner, directly or indirectly, to BH Guarantor.

10.                       Representations and Warranties.  Each Borrower does hereby make the following representations and warranties to Lender as of the Effective Date in order to induce the Lender Parties to enter into this Agreement, it being hereby acknowledged by each Borrower that Lender is relying upon such representations and warranties as a material inducement to the Lender Parties’ execution hereof:

(a)                         All representations and warranties made by Theater Borrower in the Loan Documents are true and correct as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties are true and correct as of such earlier date.

(b)                         Subject to the provisions of Section 2 of this Agreement, each Borrower is in compliance with all covenants, agreements and obligations of Borrower set forth in the Loan Documents, as modified by this Agreement, and no default exists thereunder, and, after giving effect to this Agreement, no event or circumstance exists which with the passage of time or the giving of notice, or both, would constitute an Default under the Loan Documents.

(c)                          No Borrower has any set-offs, counterclaims, defenses or other causes of action against any of the Lender Parties arising out of the Loan, the Loan Documents, any other indebtedness of any Borrower to any of the Lender Parties, or otherwise, and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, said items are hereby waived by each Borrower.

(d)                         Lender has duly performed all its obligations under the Loan Documents.

(e)                          Theater Borrower is the sole legal and beneficial owner of the Property.

(f)                           This Agreement constitutes the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity (whether enforced at law or in equity).  The execution and delivery of this Agreement does not contravene, result in a breach of, or constitute a default under any security instrument, loan agreement, indenture or other contract or agreement to which any Borrower is bound, nor would such execution and delivery constitute a default with the passage of time or the giving of notice, or both.

(g)                          The lien of the Deed of Trust is valid and subsisting and will remain an enforceable and valid first lien (except for Permitted Encumbrances) against the Property.

(h)                         Each Borrower has thoroughly read and reviewed the terms and provisions of this Agreement and is familiar with same, and each Borrower has entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel selected by each Borrower.

(i)                             Except for those certain Adversary Proceedings in connection with the Bankruptcy Proceedings under Cause Number 12-4120, also defined as the “City Adversary” in the Bankruptcy Plan, there are no judgments, orders, suits, actions, garnishments, attachments or proceedings by or before any court, commission, board or other governmental body pending or, to the knowledge of each Borrower, threatened.

11.                       Release.

(a)                         EACH BORROWER REPRESENTS AND WARRANTS THAT IT DOES NOT HAVE ANY SETOFF, RECOUPMENT, COUNTERCLAIM, DEFENSE, CROSS-COMPLAINT, CLAIM, DEMAND OR OTHER CAUSE OF ACTION OF ANY NATURE WHATSOEVER (COLLECTIVELY, “COUNTERCLAIMS”) AGAINST ADMINISTRATIVE AGENT OR LENDER WHICH ARISE OUT OF THE TRANSACTIONS EVIDENCED BY THE LOAN DOCUMENTS, THE GUARANTY, OR ANY TRANSACTION WITH ADMINISTRATIVE AGENT OR LENDER, OR WHICH RELATE TO THE PROPERTY, OR WHICH COULD BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ANY BORROWER’S LIABILITY TO REPAY THE INDEBTEDNESS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ADMINISTRATIVE AGENT OR LENDER, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHANGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS OR GUARANTY, THE NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, AND ANY SETTLEMENT NEGOTIATIONS.  TO THE EXTENT THAT ANY COUNTERCLAIMS MAY EXIST, WHETHER KNOWN OR UNKNOWN, ALL SUCH COUNTERCLAIMS ARE WAIVED AND HEREBY RELEASED BY EACH BORROWER;

(b)                         EACH BORROWER, ON BEHALF OF ITSELF, AND ITS SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, MEMBERS, ASSIGNS AND PERSONNEL AND LEGAL REPRESENTATIVES, DOES HEREBY RELEASE, REMISE,

ACQUIT AND FOREVER DISCHARGE ADMINISTRATIVE AGENT, LENDER, AND THEIR EMPLOYEES, AGENTS, REPRESENTATIVES, CONSULTANTS, ATTORNEYS, FIDUCIARIES, SERVANTS, OFFICERS, DIRECTORS, PARTNERS, PREDECESSORS, SUCCESSORS AND ASSIGNS, SUBSIDIARY CORPORATIONS, PARENT CORPORATIONS, AND RELATED CORPORATE DIVISIONS (ALL OF THE FOREGOING HEREINAFTER CALLED THE “RELEASED PARTIES”), FROM ANY AND ALL ACTIONS AND CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, DAMAGES AND EXPENSES OF ANY AND EVERY CHARACTER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, OF WHATSOEVER KIND OR NATURE, WHETHER HERETOFORE OR HEREAFTER ARISING, FOR OR BECAUSE OF ANY MATTER OR THINGS DONE, OMITTED OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES PRIOR TO AND INCLUDING THE EFFECTIVE DATE, AND IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO, AND ANY AND ALL DEALINGS BETWEEN THE ADMINISTRATIVE AGENT, LENDER AND ANY BORROWER RELATED TO, THIS AGREEMENT, THE LOAN DOCUMENTS, THE GUARANTY, THE LOAN, THE NOTE, OR THE PROPERTY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, OR THE GUARANTY, THE NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, OR ANY SETTLEMENT NEGOTIATIONS (ALL OF THE FOREGOING HEREINAFTER CALLED THE “RELEASED MATTERS”); AND EACH BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF, ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST ANY OF THE RELEASED PARTIES ARISING OUT OF OR RELATED TO THE RELEASED MATTERS AND/OR ADMINISTRATIVE AGENT OR LENDER’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS PRIOR TO THE DATE HEREOF IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE INDEBTEDNESS AND OTHER OBLIGATIONS OF BORROWERS UNDER THE LOAN DOCUMENTS;

(c)                          EACH BORROWER ACKNOWLEDGES THAT THE AGREEMENTS IN THIS PARAGRAPH ARE INTENDED TO BE IN FULL SATISFACTION OF ALL OR ANY ALLEGED INJURIES OR DAMAGES TO ANY OF THE BORROWERS AND ITS SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, ASSIGNS AND PERSONAL AND LEGAL REPRESENTATIVES ARISING IN CONNECTION WITH THE RELEASED MATTERS;

(d)                                 EACH BORROWER REPRESENTS AND WARRANTS TO ADMINISTRATIVE AGENT AND LENDER THAT IT HAS NOT PURPORTED TO TRANSFER, ASSIGN OR OTHERWISE CONVEY ANY RIGHT, TITLE OR INTEREST OF ANY BORROWER IN ANY RELEASED MATTER TO ANY OTHER PERSON AND THAT THE FOREGOING CONSTITUTES A FULL AND COMPLETE RELEASE OF EACH BORROWER’S CLAIMS, IF ANY, WITH RESPECT TO ALL RELEASED MATTERS; AND

(e)                                  THE PROVISIONS OF THIS SECTION 11 AND THE REPRESENTATIONS, WARRANTIES, RELEASES, WAIVERS, REMISES, ACQUITTANCES, DISCHARGES, COVENANTS, AGREEMENTS AND INDEMNIFICATIONS CONTAINED HEREIN (A) CONSTITUTE A MATERIAL CONSIDERATION FOR AND INDUCEMENT TO ADMINISTRATIVE AGENT AND LENDERS ENTERING INTO THIS AGREEMENT, (B) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY DUTY, OBLIGATION OR LIABILITY OF ADMINISTRATIVE AGENT OR LENDER TO ANY BORROWER, GUARANTOR, OR ANY OTHER PERSON, AND (C) SHALL NOT BE USED AS EVIDENCE AGAINST ADMINISTRATIVE AGENT OR LENDER BY ANY BORROWER, GUARANTOR OR ANY OTHER PERSON FOR ANY PURPOSE.

12.                               Ratification and Confirmation.

(a)         The Loan Parties hereby expressly ratify, and confirm (i) each of the Loan Documents, and (ii) all rights, assignments, liens, pledges, security interests, and obligations thereunder, including, without limitation, the assignments, liens, pledges and security interests of the Loan Documents.  Notwithstanding the foregoing or any other provision hereof to the contrary, nothing in this Agreement is intended to be, and will not be deemed or construed to be, a novation of the Original Note, the Note or the Loan Documents.

(b)         Each Borrower expressly acknowledges and agrees that the Loan remains outstanding and that each Borrower is fully bound by all of the terms and conditions of the Original Loan Documents, as modified by this Agreement.  Except as otherwise expressly set forth herein, nothing contained in this Agreement will be deemed to be or effect (i) any waiver or release of any of the terms and conditions of the Note or any of the other Loan Documents or of any existing or future defaults or events of default thereunder, (ii) an extension of time for the payment or performance of any obligation to be performed on the part of any Borrower or any other obligor thereunder, or (iii) any waiver or release of Lender’s rights to exercise any and all remedies with respect thereto, or the effectiveness of any notices of intention to accelerate, notices of acceleration, or acceleration given subsequent to the execution of this Agreement.

13.                               Further Assurances.  Each Borrower agrees to execute any instruments which, in the reasonable opinion of any of the Lender Parties, are necessary or desirable to perfect the mortgages, deeds of trust, liens, security interests, assignments and encumbrances relating to the Loan Documents or the transactions contemplated therein.

14.                               Conditions Precedent; Title Endorsement.  In addition to those conditions described elsewhere in this Agreement, a condition precedent to the effectiveness of this Agreement shall be that prior to or simultaneously with the execution of this Agreement, (a) Borrowers must have executed, or caused to be executed, and delivered to the Lender Parties (i) the New Guaranty, and (ii) all other documents expressly and previously required by the Lender Parties in connection with the modification of the Loan contemplated hereby, and (b) all conditions precedent set forth in Article 2 of the Frisco Loan Agreement relating to the Frisco Loan must have been satisfied.  On the Execution Date, as a condition precedent to the effectiveness of this Agreement, Borrower shall cause Chicago Title Insurance Company to deliver to Administrative Agent a T-38 endorsement to the existing mortgagee policy of title insurance issued in connection with the Original Loan in form and substance acceptable to Administrative Agent.

15.                               No Waiver.  Except as expressly provided herein, the execution of this Agreement by the Lender Parties does not and will not constitute a waiver of any rights or remedies to which any of the Lender Parties are entitled pursuant to the Loan Documents, nor will the same constitute a waiver of any Default which may have heretofore occurred or which may hereafter occur with respect to the Loan Documents.

16.                               Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All such counterparts will be construed together and shall constitute one instrument, but in making proof hereof it will only be necessary to produce one such counterpart.

17.                               Governing Law.  THE TERMS AND CONDITIONS OF THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE WHERE THE PROPERTY IS LOCATED WITHOUT GIVING EFFECT TO RULES REGARDING CONFLICTS OF LAWS.

18.                               Interpretation.  Within this Agreement, words of any gender will be held and construed to include any other gender, and words in the singular number will be held and construed to include the plural, unless the context otherwise requires.  The section headings used herein are intended for reference purposes only and will not be considered in the interpretation of the terms and conditions hereof.  The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

19.                               Amendment.  The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by all of the Loan Parties.

20.                               Entire Agreement.  THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AND THE BANKRUPTCY PLAN, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE MODIFICATION OF THE LOAN AND FULLY SUPERSEDES ALL PRIOR

AGREEMENTS AND UNDERSTANDING BETWEEN THE PARTIES PERTAINING TO SUCH SUBJECT MATTER.  In the event of any conflict between the terms of the Original Loan Documents, as modified hereby, the Bankruptcy Plan or the order approving the Bankruptcy Plan entered by the Bankruptcy Court (the “Order”), the following shall control in the following order:  the Bankruptcy Plan, then the Original Loan Documents, as modified hereby, and then the Order.  Notwithstanding the foregoing, the Loan Parties agree that the fact that certain provisions of this Agreement are more fully described or detailed than such comparable provisions in the Bankruptcy Plan or the Order (e.g., the extension option granted to Borrower and related conditions to exercising such option) will not constitute, or be deemed to constitute, a conflict between the agreements for purposes of this Section, and the more detailed provisions of this Agreement will control.

21.                               Successors and Assigns.  The terms and conditions of this Agreement are binding upon and will inure to the benefit of the parties hereto, their successors and permitted assigns.

22.                               WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT AGREES THAT ANY SUIT, ACTION, OR PROCEEDING BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY ON OR WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR WHICH IN ANY WAY RELATES DIRECTLY OR INDIRECTLY TO THE OBLIGATIONS UNDER THIS AGREEMENT, THE OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR ANY EVENT, TRANSACTION OR OCCURRENCE ARISING OUT OF OR IN ANY WAY CONNECTED THEREWITH, OR THE DEALINGS OF THE PARTIES WITH RESPECT THERETO, WILL BE TRIED ONLY BY A COURT AND NOT A JURY. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. BORROWER ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT BETWEEN THE PARTIES HERETO AND THAT LENDER WOULD NOT AGREE TO THE AGREEMENTS SET FORTH HEREIN IF THIS WAIVER OF JURY TRIAL PROVISION WERE NOT A PART OF THIS AGREEMENT.

23.                               Relationship of Parties.  Nothing contained in this Agreement or the Loan Documents constitutes or will be construed as the formation of a partnership, joint venture, tenancy-in-common, or any other form of co-ownership, between any of the Lender Parties and any of the Borrowers or any other person or entity or the creation of any confidential or fiduciary relationship of any kind between any of the Lender Parties and any of the Borrowers or any other person or entity. Borrower acknowledges and agrees that the Lender Parties have at all times acted and will at all times continue to be acting only as a lender to Borrowers within the normal and usual scope of activities of a lender.

24.                               Severability.  If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof by a court of competent jurisdiction a provision as similar in terms to such provision as is possible and be legal, valid and enforceable.

25.                               Recitals.  The “Recitals” set forth at the beginning of this Agreement are hereby acknowledged to be true and correct by the parties and are incorporated into this Agreement.

26.                               Conflicts.  In the event of any conflicts or ambiguity between the terms, covenants and provisions of this Agreement and those of the Original Loan Documents, the terms, covenants and provisions of this Agreement will prevail.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Loan Parties have executed and delivered this Agreement as of (but not necessarily on) the Effective Date.

ADMINISTRATIVE AGENT AND LENDER:

BANK OF AMERICA, N.A.,
individually as Administrative Agent and Lender

By:
	Name:	Michael E. Olson
	Title:	Senior Vice President

STATE OF ILLINOIS	§
§
COUNTY OF COOK	§

BEFORE ME, the undersigned authority, on this day personally appeared Michael E. Olson, Senior Vice President of Bank of America, N.A., known to me to be the person and officer whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said corporations.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this           day of December, 2012.

Notary Public in and for the State of Illinois

Printed or Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires:

(Signatures Continue)

BORROWER:

BHFS THEATER, LLC,
a Delaware limited liability company

By:
	Name:	Michael O’Hanlon
	Title:	President and Chief Executive Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Michael O’Hanlon, President and Chief Executive Officer of BHFS Theater, LLC, a Delaware limited liability company, known to me to be the person and officer whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this            day of December, 2012.

Notary Public in and for the State of Texas

Printed or Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires:

(Signatures Continue)

BHFS I, LLC,
a Delaware limited liability company

By:
	Name:	Michael O’Hanlon
	Title:	President and Chief Executive Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Michael O’Hanlon, President and Chief Executive Officer of BHFS I, LLC, a Delaware limited liability company, known to me to be the person and officer whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this              day of December, 2012.

Notary Public in and for the State of Texas

Printed or Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires:

(Signatures Continue)

BHFS II, LLC,
a Delaware limited liability company

By:
	Name:	Michael O’Hanlon
	Title:	President and Chief Executive Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Michael O’Hanlon, President and Chief Executive Officer of BHFS II, LLC, a Delaware limited liability company, known to me to be the person and officer whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this          day of December, 2012.

Notary Public in and for the State of Texas

Printed or Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires:

(Signatures Continue)

BHFS III, LLC,
a Delaware limited liability company

By:
	Name:	Michael O’Hanlon
	Title:	President and Chief Executive Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Michael O’Hanlon, President and Chief Executive Officer of BHFS III, LLC, a Delaware limited liability company, known to me to be the person and officer whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this          day of December, 2012.

Notary Public in and for the State of Texas

Printed or Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires:

(Signatures Continue)

BHFS IV, LLC,
a Delaware limited liability company

By:
	Name:	Michael O’Hanlon
	Title:	President and Chief Executive Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Michael O’Hanlon, President and Chief Executive Officer of BHFS IV, LLC, a Delaware limited liability company, known to me to be the person and officer whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this           day of December, 2012.

Notary Public in and for the State of Texas

Printed or Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires:

(Signatures Continue)

BEHRINGER HARVARD FRISCO SQUARE LP,
a Delaware limited partnership

	By:	BP-FS GP, LLC,
a Delaware limited liability company,
its general partner

By:
		Name:	Michael O’Hanlon
		Title:	President and Chief Executive Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Michael O’Hanlon, President and Chief Executive Officer of BP-FS GP, LLC, a Delaware limited liability company, general partner of Behringer Harvard Frisco Square LP, a Delaware limited partnership, known to me to be the person and officer whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said company.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this           day of December, 2012.

Notary Public in and for the State of Texas

Printed or Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires:

EXHIBIT A

PROPERTY

EXHIBIT B

SCHEDULE OF PRINCIPAL PAYMENTS

[attached]